UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      October 6, 2016

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
454 Satellite Boulevard Suite 100 Suwanee, Georgia 30024
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 6, 2016, nine wholly-owned subsidiaries (the “Sellers”) of AdCare Health Systems, Inc. (the “Company”) completed the sale of nine facilities located in Arkansas, together with substantially all of the fixtures, equipment, furniture and other assets relating to such facilities (the “Arkansas Facilities”), to Little Ark Realty Holdings, LLC (the “Purchaser”), an affiliate of Skyline Healthcare LLC (“Skyline”), pursuant to a Purchase and Sale Agreement, dated May 10, 2016, as subsequently amended (the “Purchase Agreement”), among the Sellers and the Purchaser. The Arkansas Facilities consist of :

•	River Valley Health and Rehabilitation Center, a 129-bed skilled nursing facility located in Fort Smith, Arkansas;

•	Heritage Park Nursing Center, a 110-bed skilled nursing facility located in Rogers, Arkansas;

•	Homestead Manor Nursing Home, a 104-bed skilled nursing facility located in Stamps, Arkansas;

•	Stone County Nursing and Rehabilitation Center, a 97-bed skilled nursing facility located in Mountain View, Arkansas;

•	Stone County Residential Care Center, a 32-bed assisted living facility located in Mountain View, Arkansas;

•	Northridge Health Care, a 140-bed skilled nursing facility located in North Little Rock, Arkansas;

•	Little Rock Health & Rehabilitation, a 154-bed skilled nursing facility located in Little Rock, Arkansas;

•	Woodland Hills Health & Rehabilitation, a 140-bed skilled nursing facility located in Little Rock, Arkansas;

•	Cumberland Health & Rehabilitation Center, a 120-bed skilled nursing facility located in Little Rock, Arkansas.

Prior to the closing of the sale of the Arkansas Facilities (the “Closing”), the Sellers leased the Arkansas Facilities to Skyline pursuant to a Master Lease Agreement, dated February 5, 2016, as subsequently amended (the “Lease Agreement”), among the Sellers and Skyline. For a description of the terms of the Lease Agreement, see “Notes to Consolidated Financial Statements (unaudited) - Note 7. Leases - Leased and Subleased Facilities to Third-Party Operators” included in Part I, Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016, which description is incorporated herein by reference. In connection with the Lease Agreement, the Sellers entered into an Option Agreement, dated February 5, 2016, with Joseph Schwartz, the manager of Skyline, pursuant to which Mr. Schwartz, or an entity designated by him, had an exclusive and irrevocable option to purchase the Arkansas Facilities until May 1, 2016 (the “Purchase Option”). The Purchaser delivered notice of its intent to exercise the Purchase Option on April 22, 2016.

The aggregate purchase price paid to the Sellers for the Arkansas Facilities was $55.0 million, which purchase price consisted of: (i) a non-refundable deposit of $1.75 million; (ii) cash consideration of $50.25 million paid to the Sellers at the Closing; and (iii) a promissory note, dated September 30, 2016 (the “Note”), from JS Highland Holdings LLC, an affiliate of Skyline (the “Borrower”), in favor of the Company with a principal amount of $3.0 million. The purchase price for the Arkansas Facilities was negotiated on an arm’s length basis at the time the Sellers and Skyline entered into the Lease Agreement.

The principal amount of the Note, together with all accrued and unpaid interest, is due and payable on March 31, 2022 (the “Maturity Date”). The Borrower is required to make payments of interest only commencing on October 30, 2016 and on the last day of each month thereafter until the Maturity Date. The Note provides that simple interest shall accrue on the unpaid balance of the Note at rate of ten percent (10%) per annum. Such interest rate will increase by two percent (2%) on each anniversary date of the Note beginning in year three if the Note is still outstanding at that time. Subject to the restrictions set forth in the Subordination Agreement (as defined below), the Note provides that the Borrower may prepay the principal amount of the Note, together with accrued interest, at any time without penalty. The Note is guaranteed by Joseph Schwartz and Roselyn Schwartz (collectively, the “Guarantors”), pursuant to a Guaranty Agreement, dated September 30, 2016 (the “Guaranty”), executed by the Guarantors in favor of the Company.

In connection with the Closing, the Company entered into a Subordination and Standstill Agreement, dated September 26, 2016 (the “Subordination Agreement”), with The PrivateBank and Trust Company, as agent for the lenders specified therein (collectively, the “Lenders”). Pursuant to the Subordination Agreement, the Company agreed to subordinate its claims and rights to receive payment under the Note or any document which may evidence or secure the indebtedness evidenced by the Note, other than the Guaranty (collectively, the “Subordinated Debt”), to the claims and rights of the Lenders to receive payment under certain revolving loans, with an initial aggregate principal amount of $6.0 million, and certain term loans, with an aggregate principal amount of $45.6 million,(collectively, the “Loans”), each extended by certain of the Lenders to affiliates of Skyline (collectively, the Skyline Borrowers”). Pursuant to the Subordination Agreement, the Company may not accept payment of the Subordinated Debt, or take any action to collect such payment, if: (i) the Company has received notice from the Lenders that the Skyline Borrowers have failed to meet a specified financial covenant with respect to the Loans; or (ii) a default has occurred or is continuing with respect to the Loans. Pursuant to the Guaranty, the Guarantors have agreed to pay the outstanding principal amount of the Note, together with all accrued and unpaid interest: (x) on the date on which the Borrower or an affiliate thereof repays or refinances any of the Loans; (y) on the date on which the Borrower or its affiliates sells any of the Arkansas Facilities which the Borrower or its affiliates purchased with proceeds from the Loans; or (z) upon written notice from the Company to the Guarantors any time on or after the two year anniversary of the Note.

Item 9.01	Financial Statements and Exhibits.

(b)    Pro Forma Financial Information. Unaudited pro forma consolidated financial statements of the Company to give effect to the Closing are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference.

•	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2016;

•	Unaudited Pro Forma Consolidated Statement of Operations for the Six Months ended June 30, 2016;

•	Unaudited Pro Forma Consolidated Statement of Operations for the Year ended December 31, 2015.

(d)    Exhibits.

2.1
Purchase and Sale Agreement, dated May 10, 2016, by and among Valley River Property Holdings, LLC, Homestead Property Holdings, LLC, Park Heritage Property Holdings, LLC, Mt. V Property Holdings, LLC, Mountain Top Property Holdings, LLC, Little Rock HC&R Property Holdings, LLC, Woodland Hills HC Property Holdings, LLC, Northridge HC&R Property Holdings, LLC, APH&R Property Holdings, LLC, and Little Ark Realty Holdings, LLC (Incorporated by reference to Exhibit 2.1 of the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2016)

2.2
Letter Agreement, dated July 14, 2016, by and among Valley River Property Holdings, LLC, Homestead Property Holdings, LLC, Park Heritage Property Holdings, LLC, Mt. V Property Holdings, LLC, Mountain Top Property Holdings, LLC, Little Rock HC&R Property Holdings, LLC, Woodland Hills HC Property Holdings, LLC, Northridge HC&R Property Holdings, LLC, APH&R Property Holdings, LLC, Little Ark Realty Holdings, LLC and Skyline Healthcare LLC (Incorporated by reference to Exhibit 2.2 of the Registrant’s Quarterly Report on Form 10-Q for the three months ended June 30, 2016)

2.3
Letter Agreement, dated August 22, 2016, by and among Valley River Property Holdings, LLC, Homestead Property Holdings, LLC, Park Heritage Property Holdings, LLC, Mt. V Property Holdings, LLC, Mountain Top Property Holdings, LLC, Little Rock HC&R Property Holdings, LLC, Woodland Hills HC Property Holdings, LLC, Northridge HC&R Property Holdings, LLC, APH&R Property Holdings, LLC, Little Ark Realty Holdings, LLC and Skyline Healthcare LLC

2.4
Letter Agreement, dated September 29, 2016, by and among Valley River Property Holdings, LLC, Homestead Property Holdings, LLC, Park Heritage Property Holdings, LLC, Mt. V Property Holdings, LLC, Mountain Top Property Holdings, LLC, Little Rock HC&R Property Holdings, LLC, Woodland Hills HC Property Holdings, LLC, Northridge HC&R Property Holdings, LLC, APH&R Property Holdings, LLC, Little Ark Realty Holdings, LLC and Skyline Healthcare LLC

99.1	Promissory Note, dated September 30, 2016, issued by JS Highland Holdings LLC in favor of AdCare Health Systems, Inc.

99.2	Guaranty Agreement, dated September 30, 2016, executed by Joseph Schwartz and Roselyn Schwartz in favor of AdCare Health Systems, Inc.

99.3
Subordination and Standstill Agreement, dated September 26, 2016, by and between AdCare Health Systems, Inc. and The PrivateBank and Trust Company, as agent for the Operator Loan Lenders (as defined therein) and the Owner Loan Lenders (as defined therein)

99.4	Unaudited Pro Forma Consolidated Financial Statements of AdCare Health Systems, Inc. as of June 30, 2016, for the Six Months ended June 30, 2016, and for the Year ended December 31, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1
Purchase and Sale Agreement, dated May 10, 2016, by and among Valley River Property Holdings, LLC, Homestead Property Holdings, LLC, Park Heritage Property Holdings, LLC, Mt. V Property Holdings, LLC, Mountain Top Property Holdings, LLC, Little Rock HC&R Property Holdings, LLC, Woodland Hills HC Property Holdings, LLC, Northridge HC&R Property Holdings, LLC, APH&R Property Holdings, LLC, and Little Ark Realty Holdings, LLC (Incorporated by reference to Exhibit 2.1 of the Registrant’s Quarterly Report on Form 10-Q for the three months ended March 31, 2016)

2.2
Letter Agreement, dated July 14, 2016, by and among Valley River Property Holdings, LLC, Homestead Property Holdings, LLC, Park Heritage Property Holdings, LLC, Mt. V Property Holdings, LLC, Mountain Top Property Holdings, LLC, Little Rock HC&R Property Holdings, LLC, Woodland Hills HC Property Holdings, LLC, Northridge HC&R Property Holdings, LLC, APH&R Property Holdings, LLC, Little Ark Realty Holdings, LLC and Skyline Healthcare LLC (Incorporated by reference to Exhibit 2.2 of the Registrant’s Quarterly Report on Form 10-Q for the three months ended June 30, 2016)

2.3
Letter Agreement, dated August 22, 2016, by and among Valley River Property Holdings, LLC, Homestead Property Holdings, LLC, Park Heritage Property Holdings, LLC, Mt. V Property Holdings, LLC, Mountain Top Property Holdings, LLC, Little Rock HC&R Property Holdings, LLC, Woodland Hills HC Property Holdings, LLC, Northridge HC&R Property Holdings, LLC, APH&R Property Holdings, LLC, Little Ark Realty Holdings, LLC and Skyline Healthcare LLC

2.4
Letter Agreement, dated September 29, 2016, by and among Valley River Property Holdings, LLC, Homestead Property Holdings, LLC, Park Heritage Property Holdings, LLC, Mt. V Property Holdings, LLC, Mountain Top Property Holdings, LLC, Little Rock HC&R Property Holdings, LLC, Woodland Hills HC Property Holdings, LLC, Northridge HC&R Property Holdings, LLC, APH&R Property Holdings, LLC, Little Ark Realty Holdings, LLC and Skyline Healthcare LLC

99.1	Promissory Note, dated September 30, 2016, issued by JS Highland Holdings LLC in favor of AdCare Health Systems, Inc.
99.2	Guaranty Agreement, dated September 30, 2016, executed by Joseph Schwartz and Roselyn Schwartz in favor of AdCare Health Systems, Inc.
99.3
Subordination and Standstill Agreement, dated September 26, 2016, by and between AdCare Health Systems, Inc. and The PrivateBank and Trust Company, as agent for the Operator Loan Lenders (as defined therein) and the Owner Loan Lenders (as defined therein)

99.4	Unaudited Pro Forma Consolidated Financial Statements of AdCare Health Systems, Inc. as of June 30, 2016, for the Six Months ended June 30, 2016, and for the Year ended December 31, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2016	ADCARE HEALTH SYSTEMS, INC.

/s/ Allan J. Rimland
Allan J. Rimland
President and Chief Financial Officer